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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): January 17, 2006


                          ICON LEASING FUND ELEVEN, LLC
 -------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                   333-121790                 20-1979428
 -------------------------------------------------------------------------------
          (State of                 (Commission                (IRS Employer
        Incorporation)               File Number)            Identification No.)


                           100 Fifth Avenue, 4th Floor
                            New York, New York 10011
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 418-4700
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

     On January 17, 2006, ICON Leasing Fund Eleven, LLC ("Fund Eleven") entered into a Purchase and Sale Agreement by and among ICON Capital Corp., the manager of Fund Eleven ("ICON Capital"), ICON Canada Inc., an affiliate of ICON Capital ("ICON Canada" and, together with ICON Capital, "ICON"), and Fund Eleven (the
"Purchase and Sale Agreement"), pursuant to which Fund Eleven has agreed to acquire substantially all of the equipment leasing portfolio and assume the liabilities related thereto (the "Leasing Portfolio") of Clearlink Capital Corporation, a financial services provider based in Mississauga, Ontario, Canada ("Clearlink"). The Leasing Portfolio is comprised mainly of information technology and technology-related equipment. Simultaneously with the execution of the Purchase and Sale Agreement, ICON entered into an agreement with Clearlink pursuant to which ICON agreed, among other things, to purchase the Leasing Portfolio from Clearlink and assume the non-recourse debt and other obligations related thereto.

     Pursuant to the terms of the Purchase and Sale Agreement, Fund Eleven will acquire the Leasing Portfolio, which has an original equipment cost of approximately CDN$298,000,000, for approximately CDN$175,000,000 in cash and the assumption of non-recourse debt and other obligations related thereto, which amount will be adjusted at the closing of the transaction to reflect the composition of the Leasing Portfolio at closing. As an inducement for Clearlink to enter into the agreement between ICON and Clearlink, Fund Eleven executed a side letter acknowledging to Clearlink that Clearlink is relying on Fund Eleven purchasing the Leasing Portfolio pursuant to the Purchase and Sale Agreement. The closing of the acquisition of the Leasing Portfolio is subject to customary closing conditions and the approval of the transaction by Clearlink's shareholders. It is anticipated that the closing will occur prior to March 31, 2006.

     The Purchase and Sale Agreement is being filed pursuant to Item 9.01. The foregoing description of the Purchase and Sale Agreement does not purport to be complete and is qualified in its entirety by the text of the Purchase and Sale Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.


ITEM 9.01 Financial Statements and Exhibits.

(d)      Exhibits

     99.1 Purchase and Sale Agreement, dated as of January 17, 2006, by and among ICON Capital Corp., ICON Canada Inc., and ICON Leasing Fund Eleven, LLC.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ICON LEASING FUND ELEVEN, LLC
                                       By:  ICON CAPITAL CORP., its Manager


Dated:  January 19, 2006               By:/s/ Thomas W. Martin
                                          ---------------------
                                         Thomas W. Martin
                                         Executive Vice President

Exhibit 99.1


                           PURCHASE AND SALE AGREEMENT




                                  by and among


             ICON CAPITAL CORP. and ICON CANADA INC., as the Seller


                                       and


                     ICON LEASING FUND ELEVEN, as the Buyer




                                January 17, 2006

                           PURCHASE AND SALE AGREEMENT

     THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is entered into as of January 17, 2006, by and among ICON CAPITAL CORP., ICON CANADA INC. (together with ICON Capital Corp., the "Seller"), and ICON LEASING FUND ELEVEN, LLC and its designees (collectively, the "Buyer").

                                    RECITALS

     WHEREAS, the Seller desires to sell, assign, transfer, convey, and deliver or cause the sale, assignment, transfer, conveyance, and delivery of certain lease assets and certain rights described on Exhibit A hereto (the "Lease Assets") and assign or cause the assignment of certain liabilities and certain obligations related to the Lease Assets described on Exhibit B hereto (the "Assumed Liabilities") to the Buyer and the Buyer desires to purchase such Lease Assets and assume the Assumed Liabilities.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Buyer hereby agree as follows:

     1. Definitions. Terms used, but not otherwise defined herein, shall have the meanings set forth below:

"Acquisition Agreement" means the acquisition agreement between the Seller and the Third Party Seller.

"Damages" means any and all losses, charges, claims, damages, liabilities, obligations, judgments, settlements, fines, penalties, awards, demands, offsets, reasonable out-of-pocket costs, expenses, and reasonable legal fees.

"Liens" means any encumbrance, mortgage, pledge, lien, charge, security interest, hypothecation, restriction, option, adverse claim or right of others of any kind upon any property or assets, or upon the income or profits therefrom, any arrangement or agreement which prohibits the creation of any of the foregoing, or any conditional sales contract or similar arrangement.

"Permitted Liens" means Liens as expressly permitted by the lease documents included in the Lease Assets and the Liens of the lenders under the loan documents included in the Assumed Liabilities.

"Third Party Seller" means the entities from which the Buyer is acquiring the Lease Assets and assuming the Assumed Liabilities.

"Transaction Documents" means: (i) bills of sale in the forms of Exhibits C-1 and C-2 attached hereto, assignment and assumption agreements in the form of Exhibits D-1 and D-2 attached hereto and (ii) all other agreements, documents, certificates or instruments being delivered pursuant to this Agreement.

"U.S. Lease Assets" means the Lease Assets located in the United States.

     2. Purchase and Sale of the Lease Assets.

     (a) Subject to the terms and conditions of this Agreement, the Seller shall sell, assign, transfer, convey and deliver, or cause to be sold, assigned, transferred, conveyed and delivered, to the Buyer, at the Closing (as defined below), free and clear of all Liens except Permitted Liens, the Lease Assets, and the Buyer shall purchase, acquire, and accept such Lease Assets.

     (b) Subject to the terms and provisions of this Agreement, the Seller shall transfer or cause to be transferred, and the Buyer shall assume, the Assumed Liabilities.

     3. Deposit. Upon execution and delivery of this Agreement, the Buyer shall pay to the Seller CDN$1,000,000 (or its United States dollar equivalent) (the "Deposit"), which will be paid by the Seller to BNY Trust Company of Canada (the "Escrow Agent") pursuant to an escrow agreement among the Escrow Agent, the Seller, and the Third Party Seller the "Escrow Agreement"). The Deposit will be held and released by the Escrow Agent pursuant to the terms and conditions of the Escrow Agreement, which provides that the Deposit will be released on the Closing Date.

     4. Purchase Price. The purchase price for the Lease Assets and the assumption of the Assumed Liabilities will be CDN$174,947,416.97 (the "Purchase Price"), subject to adjustment pursuant to the Acquisition Agreement. The Buyer shall pay the cash portion of the Purchase Price by wire transfer of immediately available funds to an account that has been designated in writing by the Seller not less than three (3) business days prior to the Closing Date.

     5. Closing and Closing Date. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned in accordance with the provisions of Section 11 hereof, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at 10:00 a.m. (New York time) on the date of the closing of the Acquisition Agreement (such date, the "Closing Date").

     6. Closing Deliveries. At the Closing or such earlier date as may be provided in this Agreement, (i) the Seller shall deliver, or cause to be delivered, to the Buyer all of the items listed in Annex A-1 and (ii) the Buyer will deliver to the Seller all of the items listed in Annex A-2.

     7. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Buyer as follows:

     (a) The Seller is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization. The Seller has all requisite power and authority (i) to enter into this Agreement and the Transaction Documents and (ii) to carry out the transactions contemplated in this Agreement and each Transaction Document to which the Seller is or will be a party.

     (b) This Agreement and each Transaction Document to which the Seller is or will be a party has been or will be, as applicable, duly and validly executed and delivered by the Seller and, assuming such agreements constitute the legal, valid and binding obligations of the Buyer, constitute or will constitute, as applicable, the legal, valid and binding agreements of the Seller, enforceable against the Seller in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and general principles of equity (whether considered in a proceeding in equity or at law).

     (c) Neither the execution and delivery by the Seller of this Agreement and of each Transaction Document to which it will be a party nor the performance by the Seller of its obligations hereunder, nor the consummation of the transactions contemplated hereby or thereby will violate or conflict with any law or any order, writ, injunction, decree, rule or regulation of any court, administrative agency or any other governmental entity.

     (d) At Closing, the Seller will have good and marketable indefeasible title to the U.S. Lease Assets except for Permitted Liens, and the Seller shall be the sole owner of all the Lease Assets except for Permitted Liens, and there shall have been no other sale, assignment, encumbrance or pledge thereof, except for Permitted Liens, and immediately upon the transfer and assignment contemplated by this Agreement, the Buyer will have good and marketable indefeasible title to the U.S. Lease Assets except for Permitted Liens, and will be the sole owner of all the Lease Assets, free and clear of all Liens except for Permitted Liens.

     (e) ICON Canada Inc. is registered for purposes of the goods and services tax and the harmonized sales tax as levied under Part IX of the Excise Tax Act (Canada) and Quebec sales tax as levied under Quebec sales tax laws, rules, and regulations. No withholding will be required under Section 1445 of the United States Internal Revenue Code of 1986, as amended, in connection with the transactions contemplated hereunder.

     8. Representations and Warranties of the Buyer. The Buyer represents and warrants to the Seller as follows:

     (a) The Buyer is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization. The Buyer has all requisite power and authority (i) to enter into this Agreement and the Transaction Documents and (ii) to carry out the transactions contemplated in this Agreement and each Transaction Document to which the Buyer is or will be a party.

     (b) This Agreement and each Transaction Document to which the Buyer is or will be a party has been or will be, as applicable, duly and validly executed and delivered by the Buyer and, assuming such agreements constitute the legal, valid and binding obligations of the Seller, constitute or will constitute, as applicable, the legal, valid and binding agreements of the Buyer, enforceable against the Buyer in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and general principles of equity (whether considered in a proceeding in equity or at law).

     (c) Neither the execution and delivery by the Buyer of this Agreement and of each Transaction Document to which it will be a party nor the performance by the Buyer of its obligations hereunder, nor the consummation of the transactions contemplated hereby or thereby will violate or conflict with any law or any order, writ, injunction, decree, rule or regulation of any court, administrative agency or any other governmental entity.

     9. Taxes. The Buyer shall not require the Seller to comply, nor assist the Buyer to comply, with the requirements of any applicable law, rule or regulation relating to bulk sales in connection with the completion of the transactions contemplated by this Agreement.

     10. Conditions to Closing. The obligations of the Seller to close the transactions contemplated hereby shall be subject to the fulfillment at or prior to the Closing Date of the conditions set forth on Annex B-1 and the obligations of the Buyer to close the transactions contemplated hereby shall be subject to the fulfillment at or prior to the Closing Date of the conditions set forth on Annex B-2.

     11. Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

     (a) By the Buyer or by the Seller, if any governmental authority shall have issued a final order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the transactions contemplated hereby and such order, decree, ruling or other action is or shall have become final and nonappealable; or

     (b) By the Buyer or the Seller if the Closing has not occurred by May 1, 2006.

     12. Survival. All of the representations and warranties, covenants and agreements of the Seller and the Buyer contained in this Agreement shall survive the Closing Date.

     13. Recourse. The Buyer agrees that it shall not seek recourse against the Seller with respect to any Damages with respect to any breach of any representation, warranty, covenant or agreement of the Seller under this Agreement if the Buyer has recourse against the Third Party Seller for the same Damages.

     14. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

     15. Severability. The provisions of this Agreement shall be deemed independent and severable, and a determination of invalidity or unenforceability of any one provision or portion thereof shall not affect the validity or enforceability of any other provision hereof.

     16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

     17. Further Assurances. The Seller and the Buyer shall execute and deliver all such further instruments and documents as may be reasonably requested by the other party in order to carry out fully the intent and accomplish the purposes of this Agreement.

     18. Amendments. This Agreement may not be altered, modified or amended except by a writing signed by the party against whom such alteration, modification or amendment is sought to be enforced.

     19. Entire Agreement. This Agreement, together with the Transaction Documents and all Annexes and Exhibits hereto or thereto, constitutes the entire agreement and understanding between the Buyer and the Seller with respect to its subject matter and supersedes all prior agreements, understandings and representations between the Buyer and the Seller, whether oral or written.

     20. Headings. The descriptive headings contained in this Agreement are included for the convenience of reference only and shall not in any way affect the meaning or interpretation of this Agreement.

     21. Counterparts. This Agreement may be executed in any number of counterparts, but all of such counterparts together shall constitute one and the same agreement.

                [The remainder of this page is left intentionally
                        blank. Signature page follows.]

         IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed as of the date first above written.



                       ICON CAPITAL CORP.




                       By: /s/ Beaufort J.B. Clarke

                                  Name: Beaufort J.B. Clarke

                                  Title: Chairman and Chief Executive Officer



                       ICON CANADA INC.




                       By: /s/ Beaufort J.B. Clarke

                                  Name: Beaufort J.B. Clarke

                                  Title: Chairman and Chief Executive Officer






                       ICON LEASING FUND ELEVEN, LLC




                        By:     ICON Capital Corp., its Manager

                                  By: /s/ Beaufort J.B. Clarke

                                  Name: Beaufort J.B. Clarke

                                  Title: Chairman and Chief Executive Officer